SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2003

                            ------------------------


                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Virginia                    000-23847                54-1873994
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)

                            ------------------------

                             25253 Lankford Highway
                              Onley, Virginia 23418
          (Address of principal executive offices, including zip code)
                            ------------------------


       Registrant's telephone number, including area code: (757) 787-1335

Item 5.    Other Events.

         On December 10, 2003, Shore Financial Corporation issued a press release announcing a 20% stock dividend declared by its Board of Directors. A copy of the company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 7.    Financial Statements and Exhibits.

    (c)      Exhibits.

           99.1 Press Release issued by Shore Financial Corporation, dated December 10, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SHORE FINANCIAL CORPORATION


                                                By:/s/  Steven M. Belote
                                                        ----------------------
                                                        Steven M. Belote
                                                        Vice President and
                                                        Chief Financial Officer


December 11, 2003

 FOR IMMEDIATE RELEASE
Wednesday, December 10, 2003


                      Shore Financial Corporation Declares
                                 Stock Dividend


The Board of Directors of Shore Financial Corporation (Nasdaq: SHBK) has declared a Twenty Per Cent (20%) stock dividend per share payable on December 31, 2003 to stockholders of record as of December 20, 2003.

Shore Financial Corporation is a bank holding company operating seven branches on the Eastern Shore of Virginia and Maryland through its wholly owned subsidiary, Shore Bank. Shore Financial Corporation is publicly traded on the NASDAQ National Stock Market under the symbol SHBK. For more information on stock, products and services, visit www.shorebank.com.



For further information, contact:

Lynn M. Badger
Shore Financial Corp.
P. O. Box 920
Onley, Virginia 23418
(757) 787-1335
lbadger@shorebank.com